COMMITMENTS (Tables)	12 Months Ended
Sep. 30, 2012
COMMITMENTS
Summary of future minimum payments, net of minimum sublease income, under noncancelable operating leases

Future minimum payments, net of minimum sublease income, under noncancelable operating leases with initial terms of one year or more consist of the following at September 30, 2012 (in thousands):

2013	$8,734
2014	7,082
2015	5,311
2016	3,904
2017	4,987
Thereafter	6,691

$36,709